SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Thursday, January 26, 2006
Date of report (Date of earliest event reported)
EMS TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Georgia (State or other jurisdiction of incorporation or organization)	000-06072 (Commission File Number)	58-1035424 (I.R.S. Employer Identification No.)
660 Engineering Drive
Norcross, Georgia 30092
(770) 263-9200
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2   Financial Information
Item 2.02   Results of Operations and Financial Condition.
On January 26, 2006, the Registrant reaffirmed its earnings guidance for 2005 and released management’s earnings guidance for fiscal 2006. The earnings guidance was made by press release to the public. The press release is furnished with this filing as Exhibit 99.1.
Section 9   Financial Statements and Exhibits
Item 9.01   Financial Statements and Exhibits
     (c) The following exhibits are furnished as part of this Form 8-K.

Exhibit No.	Description

99.1	Press release dated as of January 26, 2006, reaffirming management’s earnings guidance for 2005, and releasing management’s earnings guidance for fiscal 2006.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized in the City of Norcross, State of Georgia, on February 6, 2006.

EMS TECHNOLOGIES, INC.
Date: February 6, 2006	By:	/s/ Don T. Scartz
Don T. Scartz
Executive Vice President, Chief Financial Officer and Treasurer